AMENDMENT NO. 2


        This Amendment No. 2 dated as of January 10, 2003 ("Agreement") is among Global Industries, Ltd., a Louisiana corporation ("Company"), and Global Offshore Mexico, S. de. R.L. de C.V., a Mexican sociedad de responsabilidad limitada de capital variable ("Mexican Borrower"; which, with the Company, are referred to as the "Borrowers"); the Lenders (as defined below) executing this Agreement; and Bank One, NA, as administrative agent for the Lenders ("Administrative Agent").


                                INTRODUCTION

        A. The Borrowers, the Lenders, and the Administrative Agent are parties to the Second Amended and Restated Credit Agreement dated as of April 30, 2002, as amended by Amendment No. 1 dated as of August 5, 2002 (as so amended, the "Credit Agreement").

        B. The Borrowers, the Lenders, and the Administrative
Agent desire to amend the Credit Agreement in certain respects as set forth herein.

        THEREFORE, the Borrowers, the Lenders, and the Administrative Agent hereby agree as follows:

        Section 1. Definitions; References. Unless otherwise defined in this Agreement, terms used in this Agreement which are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement.

        Section 2.  Amendments.

        (a) Consolidated EBITDA. The Credit Agreement is hereby amended by deleting the definition of "Consolidated EBITDA" and replacing it in its entirety with the following:

        "Consolidated EBITDA" means, for any Person and its Subsidiaries calculated on a consolidated basis for any period:

        (a) Consolidated Net Income for such period plus

        (b) to the extent deducted in determining
        Consolidated Net Income, (i) Consolidated Interest Expense, (ii) foreign, federal, state, and local taxes net of credits, (iii) depreciation expense, (iv) amortization expense, (v) extraordinary losses, net of related income taxes, (vi) in the case of the Company and its Subsidiaries, legal, accounting, underwriting, and other fees and expenses incurred in connection with this Agreement, (vii) losses in the equity of the Company's former unconsolidated subsidiary, CCC Fabricaciones y Construcciones S.A. de C.V. and (viii) costs directly related to the attempt by the Company to acquire ETPM, S.A. (including any liquidated damages in respect thereof), minus

        (c) to the extent included in determining
        Consolidated Net Income, extraordinary gains, net of related income taxes, all determined in accordance with GAAP, plus

        (d) to the extent included in determining
        Consolidated Net Income, the aggregate amount of pretax, non-cash write downs made during the fiscal year ending December 31, 2002 in respect of asset impairments and discontinued operations of the Borrowers; provided that, such aggregate amount may not exceed $65,000,000.

        (b) Minimum Net Worth.  Section 6.11(b) of the Credit
        Agreement is hereby amended in its entirety to read as follows:

        (b) at June 30, 2002 and thereafter: (i)
        $440,000,000.00 plus (ii) 50% of its Consolidated Net Income for each fiscal quarter beginning with the fiscal quarter ending on December 31, 2002, during which Consolidated Net Income is positive, but without reductions for any fiscal quarters during which Consolidated Net Income is negative plus (iii) 100% of the Net Cash Proceeds from any Equity Issuance on and after June 30, 2002 plus (iv) without duplication of the preceding clause (iii), 100% of any increase in Consolidated Net Worth from the conversion of any Debt to equity, the issuance of any capital stock, warrants or options to purchase capital stock or other equity interest, and any other transaction the effect of which is to increase Consolidated Net Worth minus (v) to the extent included in determining Consolidated Net Income for such period, the aggregate amount of pretax, non-cash write downs made during the fiscal year ending December 31, 2002 in respect of asset impairments and discontinued operations of the Borrowers; provided that, such aggregate amount provided for in this clause (v) may not exceed $65,000,000.

        Section 3. Consents. The Banks hereby consent to (a) the sale of the assets with respect to which the Borrowers made pretax, non-cash write downs in the fiscal year ending December 31, 2002
("Released Assets"), but only to the extent the aggregate amount of such write downs for the Released Assets is equal to or less than $65,000,000 and (b) the release and discharge of the Released Assets from the Liens granted to the Administrative
Agent by either Borrower; provided that, the appraised value of the Released Assets shall not be in excess of $25,000,000.

        Section 4. Representations and Warranties. The Borrowers represent and warrant to the Administrative Agent and the Lenders that:

        (a) the representations and warranties set forth in the Credit Agreement are true and correct in all material respects as of the date of this Agreement, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty was true and correct in all material respects as of such earlier date;

        (b) (i) the execution, delivery, and performance of this Agreement have been duly authorized by appropriate proceedings, and (ii) this Agreement constitutes a legal, valid, and binding obligation of the Borrowers, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and

        (c) as of the effectiveness of this Agreement, no Default or Event of Default has occurred and is continuing.

        Section 5. Effectiveness. This Agreement shall become effective and the Credit Agreement shall be amended as provided in this Agreement upon the occurrence of the following conditions precedent:

        (a) the Borrowers, the Guarantors, the Administrative
Agent, and the Required Lenders shall have delivered duly and validly executed originals of this Agreement to the Administrative Agent; and

        (b) the representations and warranties in this Agreement shall be true and correct in all material respects; and

        (c) Borrowers shall have paid to the Administrative Agent
(i) an amendment fee of $5,000 for each Lender executing this Agreement, and (ii) all other appropriate fees and expenses.

        Section 6.  Effect on Loan Documents.

        (a) Except as amended herein, the Credit Agreement and the Credit Documents remain in full force and effect as originally executed and amended heretofore. Nothing herein shall act as a waiver of any of the Administrative Agent's or Lenders' rights under the Credit Documents, as amended, including the waiver of any Event of Default or Default, however denominated.

        (b) This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement may be an Event of Default or Default under other Credit Documents.

        Section 7. Choice of Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York.

        Section 8. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.  SIGNATURE
                        PAGES FOLLOW.]







EXECUTED as of the date first above written.


                                        GLOBAL INDUSTRIES, LTD.


                                        By: ______________________________

                                        Name: ____________________________

                                        Title: ___________________________


                                        GLOBAL OFFSHORE MEXICO, S. DE R.L.
                                        DE C.V.

                                        By: ______________________________

                                        Name: ____________________________

                                        Title: ___________________________


                                        BANK ONE, NA,
                                        individually and as Administrative
                                        Agent

                                        By: ______________________________

                                        Name: ____________________________

                                        Title: ___________________________


                                        BANK ONE, NA, as Issuing Bank

                                        By: ______________________________

                                        Name: ____________________________

                                        Title: ___________________________


                                        CREDIT LYONNAIS NEW YORK BRANCH

                                        By: ______________________________

                                        Name: ____________________________

                                        Title: ___________________________


                                        WELLS FARGO BANK TEXAS, N.A.

                                        By: ______________________________

                                        Name: ____________________________

                                        Title: ___________________________


                                        WHITNEY NATIONAL BANK

                                        By: ______________________________

                                        Name: ____________________________

                                        Title: ___________________________


                                        CREDIT SUISSE FIRST BOSTON

                                        By: ______________________________

                                        Name: ____________________________

                                        Title: ___________________________


                                        HIBERNIA NATIONAL BANK

                                        By: ______________________________

                                        Name: ____________________________

                                        Title: ___________________________


                                        THE FUJI BANK, LIMITED

                                        By: ______________________________

                                        Name: ____________________________

                                        Title: ___________________________


                                        NATEXIS BANQUE BFCE

                                        By: ______________________________

                                        Name: ____________________________

                                        Title: ___________________________


                                        COMERICA BANK-TEXAS

                                        By: ______________________________

                                        Name: ____________________________

                                        Title: ___________________________




                ACKNOWLEDGMENT AND CONSENT BY GUARANTORS


        Each of the undersigned Guarantors (i) acknowledges its receipt of a copy of and hereby consents to all of the terms and conditions of the foregoing Amendment No. 2 and (ii) reaffirms its obligations under the Guaranties dated as of December 30, 1999, December 31, 1999, or January 26, 2000, as applicable, in favor of Bank One, NA, as Administrative Agent.


                                        GIL HOLDINGS, L.L.C.
                                        GLOBAL INDUSTRIES OFFSHORE, L.L.C.
                                        GLOBAL PIPELINES PLUS, L.L.C.
                                        GLOBAL MOVIBLE OFFSHORE PIPELINES,
                                                L.L.C.
                                        NORMAN OFFSHORE PIPELINES, INC.
                                        GLOBAL DIVERS AND CONTRACTORS, L.L.C.
                                        SUBTEC MIDDLE EAST LTD.




                                        By: ______________________________
                                                William J. Dore
                                                Chief Executive Officer





                                        GLOBAL INDUSTRIES MEXICO HOLDINGS, S.
                                                DE R.L. DE C.V.
                                        GLOBAL VESSELS MEXICO, S. DE R.L. DE
                                                C.V.
                                        GLOBAL INDUSTRIES OFFSHORE SERVICES, S.
                                                DE R.L. DE C.V.
                                        GLOBAL INDUSTRIES SERVICES, S. DE R.L.
                                                DE C.V.


                                        By: ______________________________
                                                William J. Dore
                                                Chief Executive Officer


                                        By: ______________________________
                                                Peter S. Atkinson
						President


                                        By: ______________________________
                                                Russell J. Robicheaux
						Vice President, General Counsel



                                        GLOBAL INTERNATIONAL VESSELS, LTD.


                                        By: ______________________________
                                                William J. Dore
                                                Chief Executive Officer



                                        PIPELINES LLC

                                        By: ______________________________

                                        Name: ____________________________

                                        Title: ___________________________